UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number:     811-1861

                Sentry Fund, Inc.
                -----------------
  (Exact name of registrant as specified in charter)

   1800 North Point Drive, Stevens Point, WI 54481
   -----------------------------------------------
  (Address of principal executive offices) (Zip code)

William M. O'Reilly, 1800 North Point Drive, Stevens Point, WI  54481
---------------------------------------------------------------------
  (Name and address of agent for service)

Registrant's telephone number, including area code:     (715)346-6000


Date of fiscal year end:        10/31/03
Date of reporting period:       10/31/03

ITEM 1.  Report to Shareholders


Sentry Fund, Inc.
ANNUAL REPORT
No Sales Charges
No Redemption Fees
No 12b-1 Fees
October 31, 2003

                               SENTRY FUND, INC.
             1800 North Point Drive Stevens Point, Wisconsin 54481

MESSAGE TO SHAREHOLDERS                                 December 11, 2003

The economy strengthened in the first half of 2003 and expanded rapidly in the third quarter. The economic expansion pushed interest rates up in the second and third quarter, although rates still remain at low levels. The stock market anticipated stronger corporate earnings due to the economic recovery and made a strong showing during the second and third quarter.

Fiscal and monetary stimulus combined to drive Gross Domestic Product up to its highest levels in 20 years. The GDP increased at an annual rate of 7.2% in the third quarter. We do not believe this rate of growth is sustainable, but we do anticipate continued growth throughout 2004.

The economic expansion put upward pressure on interest rates. The yield on the 10-year treasury bond rose about 60 basis points during the third quarter. We expect continued upward pressure on rates as credit demands increase.

The stock market staged an outstanding comeback after three years of negative returns. The S&P 500 rose 14% through September and continued the rally through October. We believe the market is a bit ahead of the fundamentals at this juncture. We may see some retrenchment, but anticipate good stock market returns through at least the middle of 2004.

We appreciate your participation and support of the Sentry Fund. We look forward to your continued participation in the future. Sincerely,

s/James J. Weishan

James J. Weishan
President

[Chart]

Average Annual Total Return** Periods Ended October 31, 2003

                        1 Year          5 year          10 year
Sentry Fund             17.86%          -3.67%          5.06%
S&P "500"               20.80%           0.54%         10.44%
Russell 2000            43.40%           8.37%          8.94%

**"Total Return" is calculated including reinvestment of all income dividends and capital gain distributions, but does not reflect taxes. Results represent past performance, and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

The S&P "500" Index is an unmanaged index generally considered to be representative of stock market activity. This data is derived by Sentry Equity Services, Inc. and the Total Return includes reinvestment of all income.

PORTFOLIO OF INVESTMENT SECURITIES  October 31, 2003   SENTRY FUND, INC.

                                                   Value
Shares          COMMON STOCKS (96.6%)             (Note 1)
------          ---------------------             --------
                BASIC MATERIALS (1.5%)
  6,000           Alcoa Inc.                      $189,420
  6,000           Dow Chemical Co.                 226,140
  7,000           DuPont (El) Denemours & Co.      282,800
  3,000           International Paper Co.          118,050
                BUSINESS SERVICE (2.4%)
 30,000*          Fiserv, Inc.                   1,059,600
  7,500*          SCP Pool Corporation             263,100
                CAPITAL GOODS (7.3%)
  7,000           Boeing Company (The)             269,430
  2,000           General Dynamics Corp.           167,400
 72,000           General Electric Co.           2,088,720
  7,000           Honeywell Intl. Inc.             214,270
 20,000           Oshkosh Truck Corp.              916,600
  3,500           Raytheon Company                  92,680
  4,200           United Technologies Corp.        355,698
                COMPUTER EQUIPMENT (5.3%)
 53,000*          Cisco Systems Inc.             1,109,290
 22,400           Hewlett-Packard Co.              499,744
 15,000           Intl. Business Machines Corp.  1,342,200
                CONSUMER PRODUCTS (2.4%)
  4,000           Colgate-Polmolive Co.            212,760
  7,000           Gillette Co.                     223,300
  9,000           Procter & Gamble Co.             884,610
                CONSUMER SERVICES (1.4%)
 10,000           Regis Corporation                380,200
 15,000*          Sylvan Learning Systems Inc.     425,100
                DRUG & HEALTH CARE (14.7%)
 10,000           AmerisourceBergen Corporation    567,700
  7,800*          Amgen Inc.                       481,728
  5,000           Baxter International Inc.        132,900
 20,000*          Biovail Corporation              481,000
 12,600           Bristol-Myers Squibb Co.         319,662
 20,000           Cooper Companies Inc. (The)      869,000
  3,500           HCA Inc.                         133,875
 20,000           Johnson & Johnson Inc.         1,006,600
  8,200           Medtronic Inc.                   373,674
 16,000           Merck & Co. Inc.                 708,000
 59,590           Pfizer Inc.                    1,883,044
 10,000           Quest Diagnostics Inc.           676,500
 20,000*          Triad Hospitals Inc.             614,600
                ENERGY (9.7%)
  1,963           Apache Corp.                     136,860
  3,200           Burlington Resources Inc.        155,648
 10,000           Devon Energy Corp.               485,000
 20,000           Ensco International Inc.         527,000
 50,000           Exxon-Mobil Corporation        1,829,000
 20,000           Helmerich & Payne Inc.           530,200
 15,000*          Nabors Industries LTD.           567,000
 10,000*          Patterson-UTI Energy Inc.        285,900
 20,000*          Pride International Inc.         327,600
 20,000*          Rowan Companies Inc.             479,000
  2,500           Schlumberger Ltd.                117,425
                ENTERTAINMENT( 3.2%)
  5,900           Clear Channel Communications     240,838
 14,300           Disney (Walt) Co. (The)          323,752
 15,000*          Marvel Enterprises Inc.          441,750
 22,850*          Time Warner Inc.                 349,377
 10,800           Viacom Inc. Class B              430,596
                FINANCIAL (10.3%)
 12,200           American Express Co.             572,546
 20,000           Bank of America Corp.          1,514,600
 20,000           Citigroup Inc.                   948,000
  3,500           Goldman Sachs Group Inc.         328,650
  3,600           Merrill Lynch & Co. Inc.         213,120
 18,000           Morgan (JP) Chase & Co.          646,200
  6,700           Morgan Stanley                   367,629
 18,600           US Bancorp                       506,292
 11,800           Wells Fargo Co.                  664,576
                FOODS & BEVERAGES (2.3%)
 18,000           Coca-Cola Co.                   $835,200
  7,800           PepsiCo, Inc.                    372,996
  4,500           Sara Lee Corp.                    89,685
                INSURANCE (4.0%)
 25,000           Ace Ltd.                         900,000
  5,000           Allstate Corporation             197,500
 19,000           American Intl Group, Inc.      1,155,770
                MANUFACTURING (2.7%)
  6,000           3M Company                       473,220
 50,800           Tyco International Ltd.        1,060,704
                RESTAURANT (5.6%)
 20,000           CBRL Group Inc.                  775,400
 10,700           McDonalds Corp.                  267,607
 52,500*          Rare Hospitality Intl Inc.     1,302,000
 30,000           Ruby Tuesday Inc.                820,500
                RETAIL (8.9%)
 20,000           Home Depot Inc.                  741,400
 20,000           Michaels Stores Inc.             949,400
 10,000*          Petco Animal Supplies Inc.       331,900
 10,000           Petsmart Inc.                    256,100
  3,500           Sears Roebuck & Co.              184,205
 32,000           Wal-Mart Stores, Inc.          1,886,400
 30,000*          West Marine Inc.                 664,800
                SEMICONDUCTORS (3.4%)
 49,000          Intel Corp.                     1,614,550
 10,000          Texas Instruments Inc.            289,200
                SOFTWARE & SERVICES (4.1%)
 77,800          Microsoft Corp.                 2,033,692
 22,200*         Oracle Corp.                      265,734
                TELECOMM (3.0%)
  1,960          AT&T Corp.                         36,436
 28,000          SBC Communications Inc.           671,440
 10,000*         UTStarcom Inc.                    315,700
 20,000          Verizon Communications            672,000
                TOBACCO (1.5%)
 18,000          Altria Group, Inc.                837,000
                TRANSPORTATION (2.8%)
  4,500          Burlington Northern Santa Fe Inc. 130,230
      1          Ford Motor Co.                         11
 30,000          Harley-Davidson, Inc.           1,422,300
                UTILITIES (0.0%)
  2,900          El Paso Corp.                      21,286
                                                    ------
                Total Common Stocks
                (cost $51,704,292)              54,132,320
                                                ----------

Principal
 Amount         SHORT-TERM SECURITIES (3.2%)
 ------         ----------------------------
                COMMERCIAL PAPER - DISCOUNTED
$155,000        American Express Credit Corp.
                        Note due 11/14/03         $154,943
705,000         American General Finance Corp.
                        Note due 11/05/03          704,919
666,000         Caterpillar Financial Services
                        Note due 11/10/03          665,833
287,000         Household Finance Corp.
                        Note due 11/14/03          286,893
                                                   -------
                Total Short-Term Securities
                (Cost $1,812,588)                1,812,588
                                                 ---------
                TOTAL INVESTMENTS (99.8%)
                (Cost $53,516,880)              55,944,908
                                                ----------
                OTHER ASSETS
                  LESS LIABILITIES (0.2%)          118,062
                                                   -------
                NET ASSETS (100%)              $56,062,970
                                               ===========

*Non-income producing security during the year ended October 31, 2003

                 See accompanying notes to financial statements

                               SENTRY FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 2003

ASSETS:
        Investments in securities, at
          market value (cost $53,516,880)    $55,944,908
        Cash                                     171,530
        Dividends receivable                      53,932
        Prepaid insurance                         18,523
                                                  ------
                Total assets                                  $56,188,893

LIABILITIES:
        Accrued investment advisory fees         106,117
        Accrued transfer agent fees                1,806
        Accrued custodian fees                       922
        Accrued professional services             17,018
        Payable for Fund shares redeemed              60
                                                      --
                Total liabilities                                 125,923
                                                                  -------

NET ASSETS                                                    $56,062,970
                                                              ===========
ANALYSIS OF NET ASSETS:
        Paid in capital                                       $58,154,273
        Undistributed net investment income                       164,151
        Accumulated net realized loss
                on sales of investments                        (4,683,482)
        Net unrealized appreciation of investments              2,428,028
                                                                ---------
        Net assets for 5,663,739 shares outstanding           $56,062,970
                                                              ===========

        Net asset value,
                redemption and offering price per share             $9.90
                                                                    =====

                 See accompanying notes to financial statements

                            STATEMENT OF OPERATIONS
                      For the Year Ended October 31, 2003

INVESTMENT INCOME:
        Income:
                Dividends                      $720,359
                Interest                         33,546
                                                 ------
                Total investment income                       $753,905

        Expenses:
                Investment advisory fees        384,387
                Transfer agent fees              22,165
                Professional services            31,034
                Printing, stationery and postage  4,888
                Licenses and fees                20,677
                Directors fees                    5,125
                Directors and officers insurance 31,011
                Other expenses                   11,091
                                                 ------
                Total expenses                                510,378
                                                              -------

                Net investment income                         243,527
                                                              -------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
        Net realized loss on sales of
                investment securities                        (245,441)
        Net change in unrealized appreciation/depreciation
                of investment securities                    8,536,318
                                                            ---------
        Net realized and unrealized gain
                on investment securities                    8,290,877
                                                            ---------

        Net increase in net assets resulting
                from operations                            $8,534,404
                                                           ==========

                 See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                 For the Years Ended October 31, 2003 and 2002

INCREASE (DECREASE) IN NET ASSETS                       2003           2002
                                                        ----           ----

OPERATIONS:
        Net investment income                       $  243,527     $  187,070
        Net realized loss on sales
                of investment securities              (245,441)    (4,438,041)
        Net change in unrealized
                appreciation/depreciation
                of investment securities             8,536,318     (3,568,562)
                                                     ---------     -----------
        Net increase (decrease) in net assets
                resulting from operations            8,534,404     (7,819,533)
                                                     ---------     -----------

DISTRIBUTIONS:
        From net investment income                    (232,532)      (377,503)
        From net realized gains                              -       (241,329)
                                                      ---------      ---------
        Total distributions to shareholders           (232,532)      (618,832)
                                                      ---------      ---------
SHARE TRANSACTIONS:
        Net proceeds from sale of shares              1,054,517      1,395,818
        Net asset value of shares issued to
                shareholders in reinvestment
                of distributions                        228,863        608,040
                                                        -------        -------
                                                      1,283,380      2,003,858
        Cost of shares redeemed                      (2,697,565)    (5,783,087)
                                                     -----------    -----------
        Net decrease in net assets
                derived from share transactions      (1,414,185)    (3,779,229)
                                                     -----------    -----------
        Total increase (decrease) in net assets       6,887,687    (12,217,594)

NET ASSETS:
        Beginning of year                            49,175,283     61,392,877
                                                     ----------     ----------

        End of year                                $56,062,970     $49,175,283
                                                   ===========     ===========

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

1.      Significant Accounting Policies

        Sentry Fund, Inc. (Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The Fund is affiliated with Sentry Insurance a Mutual Company. The Funds investment advisor, Sentry Investment Management, Inc., and the Funds underwriter, Sentry Equity Services, Inc., are wholly-owned subsidiaries of Sentry Insurance a Mutual Company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

        The following summarizes the significant accounting policies of the Fund.

        Securities Valuation - Portfolio securities which are traded on a national securities exchange are valued at the last sales price as of the close of trading on the New York Stock Exchange or, if there has been no sale on that day, at the last bid price. Securities traded on the over-the-counter market are valued at the mean between the last quoted bid and asked prices. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

        Federal Income and Excise Taxes - No provision for Federal income or excise taxes is recorded since the Fund intends to distribute to its shareholders substantially all of its taxable income, and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        Investment Income and Security Transactions - Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized when earned. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

2.      Capital Shares

        At October 31, 2003, there were 10,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock for the years ended October 31, 2003 and 2002 were as follows:

                                                         2003            2002
                                                         ----            ----
        Shares sold                                     120,742       142,317
        Shares issued to shareholders in reinvestment
        of distributions                                 27,213        58,465
                                                         ------        ------
                                                        147,955       200,782
        Shares redeemed                                (308,428)     (602,852)
                                                       --------      --------
        Net decrease in shares outstanding             (160,473)     (402,070)
                                                       =========     =========
3.      Purchases and Sales of Securities

        Purchases and sales of common stock during the year ended October 31, 2003 aggregated $18,224,730 and $20,056,204, respectively.

4.      Investment Advisory Fees and Other Transactions With Affiliates

        Under terms of its investment advisory agreement with Sentry Investment Management, Inc., the Fund pays an advisory fee equal to .75% of the average daily net assets of the Fund. However, if the total annual expenses of the Fund (excluding taxes, portfolio brokerage commissions and interest, but including investment advisory fees) exceed 1.5% of the first $30,000,000 and 1% of the balance of the average daily net assets of the Fund in any one fiscal year, the investment adviser will reimburse the Fund for such excess. Expenses did not exceed the applicable limitation for the year ended October 31, 2003.

        Sentry Equity Services, Inc., (SESI), as principal underwriter of the Fund, paid $972 in commissions to sales representatives for the year ended October 31, 2003. In addition, SESI also acts as transfer agent and receives annual fees from the Fund of $8.50 per shareholder account.

        As of October 31, 2003, Sentry Insurance a Mutual Company and the Sentry 401(k) Plan held 37% and 23%, respectively, of the Funds outstanding capital stock.

5.      Distributions to Shareholders and Income Tax Information

        Net realized gains from security transactions are distributed to shareholders by the end of the next fiscal year, unless there are capital loss carryovers which may be applied against such realized gains. On December 18, 2002, the Fund distributed $232,532 ($0.04 per share) related to net investment income. Net investment income as of October 31, 2003 will be paid out on December 17, 2003.

        The tax character of distributions made during the fiscal years ended October 31, 2003 and October 31, 2002 of $232,532 and $618,032,
        respectively, were classified as ordinary income. At October 31, 2003, on a tax basis the Fund had undistributed ordinary income of $164,151 and capital loss carryovers of $4,683,482, of which $4,438,041 will expire on October 31, 2010, and $245,441 will expire on October 31, 2011. To the extent that the Fund realizes future net capital gains before these carryovers expire, those gains will be offset by its unused capital loss carryovers. At October 31, 2002, on a tax basis the Fund had undistributed ordinary income of $153,156.

        Unrealized gains and losses on investment securities for federal income tax purposes at October 31, 2003 were as follows:

                Gross unrealized gains       $9,185,315
                Gross unrealized losses      (6,757,287)
                                             ----------
                Net                          $2,428,028
                                             ==========

The aggregate investment cost for both financial statement and Federal income tax purposes at October 31, 2003 was $53,516,880.

FINANCIAL HIGHLIGHTS

The following presents information relating to a share of capital stock of the Fund outstanding for the entire year:

                                               Year Ended October 31,
                                               ----------------------

                                        2003    2002     2001    2000     1999
                                        ----    ----     ----    ----     ----

  Net asset value, beginning of year   $8.44   $9.86   $14.90    17.64  $19.80
                                       -----   -----   ------    -----  ------

  Income from investment operations
  Net investment income                  .04     .03      .06      .08     .15
  Net realized and unrealized gains
    (losses)on investments              1.46   (1.35)   (2.41)    (.09)   (.19)
                                        ----   ------   ------    -----   -----
  Total from investment operations      1.50   (1.32)   (2.35)    (.01)   (.04)


  Less distributions
  From net investment income            (.04)   (.06)    (.08)    (.13)   (.12)
  From net realized gains                  -    (.04)   (2.61)   (2.60)  (2.00)
                                         ----   -----   ------   ------  ------
  Total distributions                   (.04)   (.10)   (2.69)   (2.73)  (2.12)

  Net asset value, end of year         $9.90   $8.44    $9.86   $14.90  $17.64
                                       =====   =====    =====   ======  ======

  Total return                         17.86% (13.58%) (18.47%)    .46%   (.57%)

  Net assets, end of year
   (in thousands)                    $56,063  $49,175  $61,393 $80,520 $95,689
  Ratio of expenses to average
   net assets                           1.00%     .96%     .91%    .88%    .84%
  Ratio of net investment income to
  average net assets                     .48%     .32%     .54%    .50%    .81%
  Portfolio turnover rate              37.91%   37.95%   63.22%  91.38%  24.33%



                 See accompanying notes to financial statements

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Sentry Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentry Fund, Inc. (the Fund) at October 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 26, 2003



                      2003 FEDERAL INCOME TAX INFORMATION

Long term capital gains are taxable to shareholders as long term capital gains, regardless of how long a person has been a shareholder. In order to avoid an excise tax on undistributed amounts, the Fund must declare by the end of the calendar year a dividend representing 98% of its ordinary income for the calendar year plus any undistributed ordinary income from the prior year, and 98% of its net capital gains for the period of November 1 of the previous year through October 31 of the current year. Capital gains and income distributions declared and made payable to shareholders of record before the end of the calendar year will be deemed to have been received by the shareholders on December 31 so long as the dividends are actually paid during January of the following year.

For individual tax information, shareholders should consult their own tax advisors.

                               SENTRY FUND, INC.
                             OFFICERS AND DIRECTORS
                                October 31, 2003

Name & Address         Age   Position(s)     Term of        Principal Occupations                  # of Portfolios     Other
                              Held           Office/        During Past 5 Years                    in Company Over-    Directorships
                                            Length of                                              seen by Director    Held by
                                           Time Served                                                                 Director

Dale R. Schuh *        55    Chairman       Indefinite/     Chairman of the Board, Chief Executive       1         Sentry Equity
1800 North Point Dr.                        10 Years        Officer & President, Sentry Insurance                  Services, Inc.
Stevens Point, WI 54481                                     a Mutual Company
                             Director        1 Year/
                                             10 Years

William J. Lohr *      54    Director       Indefinite/     Vice President & Treasurer, Sentry           1         Sentry Equity
1800 North Point Dr.                         6 Years        Insurance a Mutual Company                             Services, Inc.
Stevens Point, WI 54481
                             Treasurer       5 Years

Thomas R. Copps        64    Director       Indefinite/     Retired Vice President, Public               1            None
10759 East Mark Lane                         20 Years       Relations, Copps Corporation,
Scottsdale, AZ 85255

David W. Graebel       74    Director       Indefinite      Chairman of the Board, Graebel               1            None
16346 East Airport                           34 Years       Movers, Inc.
    Circle
Aurora, CO 80011

Steven J. Umland       48    Director       Indefinite      Vice President Finance & Chief               1            None
11925 West Park                              8 Years        Financial Officer, Ministry Health
  Lake Dr.                                                  Care
Milwaukee, WI53224

James J. Weishan       50    President       1 Year/        Vice President,
1800 North Point Dr.                         4 Years        Sentry Insurance a Mutual Company
Stevens Point, WI 54481
                                                            Senior Vice President Investments,
                                                            General Electric
                                                            Financial Assurance

Wallace D. Taylor      48    Vice President  1 Year/        Vice President, Sentry Insurance
1800 North Point Dr.                         3 Years        a Mutual Company
Stevens Point, WI 54481

William M. O'Reilly    49    Secretary       1 Year/        Vice President, General Counsel &
1800 North Point Dr.                         10 Years        Corporate Secretary, Sentry
Stevens Point, WI 54481                                     Insurance a Mutual Company

*Mr. Schuh and Mr. Lohr are an interested person of the Company pursuant to the 1940 Investment Company Act because of their affiliation with, and their being interested persons of, the Fund's investment adviser (SIMI) and the Fund's principal underwriter (SESI). Mr. Schuh is a director and Chairman of the Board of SIMI and SESI and Mr. Lohr is an officer and a director of SIMI and SESI.

The SAI includes additional information about the Fund's Officers and Directors and is available upon request, without charge, by calling the Fund at 800-533-7827.

The Fund has adopted a code of ethics applicable to its principal executive and senior financial officers. A copy of the code of ethics is available upon request, without charge, by calling the Fund at 800-533-7827.

Board of Directors
        Thomas R. Copps
        David W. Graebel
        William J. Lohr
        Dale R. Schuh, Chairman
        Steven J. Umland

Officers
        James J. Weishan, President
        Wallace D. Taylor, Vice President
        William M. O'Reilly, Secretary
        William J. Lohr, Treasurer

Investment Advisor
        Sentry Investment Management, Inc.
        Stevens Point, Wisconsin
Underwriter
        Sentry Equity Services, Inc.
        Stevens Point, Wisconsin
Custodian
        Citibank, N.A.
        New York, New York
Legal Counsel
        Kirkland & Ellis
        Chicago, Illinois
Independent Auditors
        PricewaterhouseCoopers LLP
        Milwaukee, Wisconsin

This report has been prepared for the general information of shareholders of the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective Prospectus which contains other pertinent information.

30-66                                                                   12-03

ITEM 2.  Code of Ethics

The Registrant has adopted a code of ethics that applies to its principal executive and senior financial officers. A copy of the code of ethics is filed herewith as Exhibit 10(a)(1). During the period covered by this report, the code of ethics was not amended, and the Registrant has not granted an express or implied waiver from the provisions of the code of ethics.

ITEM 3.  Audit Committee Financial Expert

The Registrants Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. While the Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an audit committee financial expert as such term is defined by the SEC.

ITEM 4.  Principal Accountant Fees and Services

Not required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required.

ITEM 6.  [Reserved]

ITEM 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.  [Reserved]

ITEM 9.  Controls and Procedures

(a) The Registrants principal executive officer and principal financial officer have concluded that the Registrants disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are reasonably designed and are operating effectively to ensure that material information relating to the Registrant is made known to them during the period in which this report is being prepared, and that the information required in the filings on form N-CSR is recorded, processed summarized, and reported on a timely basis.

(b) There were no significant changes in the Registrants internal controls over financial reporting during the Registrants second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrants internal control over financial reporting.

ITEM 10.  Exhibits

(a) Exhibit 99.CODE.ETH, Registrants Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Exhibit 99.CERT, certifications of Registrants principal executive and principal financial officer as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(c) Exhibit 99.906CERT, certifications of Registrants principal executive and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Sentry Fund, Inc., Registrant



                                     BY: s/James J. Weishan
                                         ------------------
                                         James J. Weishan, President

Date:  December 18, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     s/James J. Weishan                                  December 18, 2003
        ------------------
        James J. Weishan, President


By:     s/William J. Lohr                                   December 18, 2003
        -----------------
        William J. Lohr, Treasurer


By:     s/William M. O'Reilly                               December 18, 2003
        ---------------------
        William M. O'Reilly, Secretary